Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 9, 2018, is entered into by and among ADVANCED DRAINAGE SYSTEMS, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referenced below) party hereto, the LENDERS (as defined in the Credit Agreement referenced below) party hereto, and PNC     BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”).

RECITALS:

WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to  that certain Second Amended and Restated Credit Agreement dated as of June 22, 2017 (the “Credit Agreement”).

WHEREAS, the Loan Parties have requested the Lenders modify certain terms of the Credit Agreement, and the Lenders are willing to agree to such modifications, subject to the     terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, in consideration of the premises and the mutual covenants herein   and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows with the intent to be legally bound:

SECTION 1.  DEFINITIONS.

Unless otherwise defined herein, capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings as set forth in the Credit Agreement.

SECTION 2.  AMENDMENTS.

2.1  Amendment to Section 1.1 — Certain Definitions. The definition of “Consolidated EBITDAE” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated EBITDAE for any period of determination shall mean, without duplication, (x) net income, plus, to the extent reducing net income, the sum, of amounts for (a) consolidated interest expense, (b) charges for federal, state, local and foreign  income taxes, (c) total depreciation expense, (d) total amortization expense, (e) costs and expenses incurred in connection with the Transactions in an aggregate amount not to exceed $2,500,000, (f) non-cash charges reducing net income for such period, (g) ESOP

Compensation, (h) non-cash compensation related to stock options and restricted stock,

(i)  one time, nonrecurring expenses related to the restatement of the Loan Parties’  financial statements for the trailing four fiscal quarters, and (j) non-recurring cash     charges of up to $15,000,000 in the aggregate for the trailing fiscal four quarters, minus  (y) the sum of (a) non-recurring, one-time cash gains increasing net income, and (b) non-cash gains increasing net income, in each case of the Borrower and its Subsidiaries for  such period determined and consolidated in accordance with GAAP.

For purposes of calculating Consolidated EBITDAE (a) with respect to a business   acquired by the Loan Parties or Subsidiaries thereof pursuant to a Permitted Acquisition, Consolidated EBITDAE shall be calculated on a pro forma basis (determined on a basis consistent with Article 11 or Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the United States of America Securities and Exchange Commission), using historical numbers of any business so acquired, in accordance with GAAP as if the Permitted Acquisition had been consummated at the beginning of such period, and (b) with respect to a business or assets liquidated, sold or disposed of by the Loan Parties or Subsidiaries pursuant to Section 8.2.7 [Dispositions of Assets or Subsidiaries], Consolidated EBITDAE shall be calculated on a pro forma basis (determined on the basis stated above), using historical numbers of any business or assets so liquidated, sold or disposed of, in accordance with GAAP as if such liquidation, sale or disposition had been consummated at the beginning of such period.”

Regardless of the date of this Amendment, the amended definition of Consolidated EBITDAE as provided herein shall be deemed to be effective as of the date on which the Borrower furnished   its Compliance Certificate to the Administrative Agent pursuant to Section 8.3.3 of the Credit Agreement applicable to the financial statements delivered for the quarter ending March 31,      2018 (the “3/31/18 Compliance Certificate”), such that the 3/31/18 Compliance Certificate can include non-recurring cash charges in the calculation of Consolidated EBITDAE as permitted in the definition of Consolidated EBITDAE, as amended by this Amendment.

2.2  Amendment to Section 4 — Interest Rates. A new Section 4.6 is hereby added to the Credit Agreement to read as follows:

4.6	Successor Euro-Rate. Notwithstanding anything to the contrary set forth in this Credit Agreement,
(i)

If the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that either (a) (i) the circumstances set forth in Section 4.4.1 have arisen and are unlikely to be temporary, or (ii) the circumstances set forth in Section 4.4.1 have not arisen but the applicable supervisor or administrator (if     any) of the Euro-Rate or a governmental authority having jurisdiction over the Administrative Agent has made a public statement identifying the specific date after   which the Euro-Rate shall no longer be used for determining interest rates for loans

(either such date, a “Euro‑Rate Termination Date”), or (b) a rate other than the Euro-Rate has become a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. market, then the Administrative Agent may (in consultation with the Borrower) choose a replacement index for the Euro-Rate and make adjustments to applicable    margins and related amendments to this Agreement as referred to below such that the all-in interest rate based on the replacement index will be substantially equivalent to the all- in Euro-Rate-based interest rate in effect prior to its replacement.

(ii)

The Administrative Agent and the Loan Parties shall enter into an amendment to this Agreement to reflect the replacement index, the adjusted margins and such other related amendments as may be appropriate, in the reasonable discretion of the Administrative Agent, for the implementation and administration of the replacement Euro‑Rate-based rate. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 11.1), such amendment  shall become effective without any further action or consent of any other party to this Agreement at 5:00 p.m. New York City time on the tenth (10th) Business Day after the date a draft of the amendment is provided to the Lenders, unless the Administrative      Agent receives, on or before such tenth (10th) Business Day, a written notice from the Required Lenders stating that such Lenders object to such amendment.

(iii)

Selection of the replacement Euro-Rate, adjustments to the applicable margins, and amendments to this Agreement (a) will be determined with due    consideration to the then-current market practices for determining and implementing a    rate of interest for newly originated loans in the United States and loans converted from Euro-Rate-based rate to a replacement index-based rate, and (b) may also reflect adjustments to account reasonably for (x) the effects of the transition from the Euro-Rate to the replacement index and (y) yield- or risk-based differences between the Euro-Rate and the replacement index.

(iv)

Until an amendment reflecting a new replacement index in accordance   with this Section 4.6 is effective, each advance, conversion and renewal of a Loan under the Euro-Rate Option will continue to bear interest with reference to the Euro-Rate; provided however, that if the Administrative Agent determines (which determination    shall be final and conclusive, absent manifest error) that a Euro-Rate Termination Date   has occurred, then following the Euro-Rate Termination Date, all Loans as to which the Euro-Rate Option would otherwise apply shall automatically be converted to the Base   Rate Option until such time as an amendment reflecting a replacement index and related matters as described above is implemented.

(v)

Notwithstanding anything to the contrary contained herein, if at any time the replacement Euro-Rate is less than zero, at such times, such Euro-Rate shall be    deemed to be zero for purposes of this Agreement.

2.3	Amendment to Schedule 1.1(A) — Pricing Grid. Paragraph (b) on the second page of Schedule 1.1(A) to the Credit Agreement is hereby amended in its entirety to read as follows:
(b)	The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be recomputed as of the end of each fiscal quarter ending after the Closing Date based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin, the Applicable Commitment Fee     Rate or the Applicable Letter of Credit Fee Rate computed as of a quarter end shall be effective on the date on which is (i) sixty (60) days after such quarter end if the

applicable quarter end is one of the first three fiscal quarters in the fiscal year, or (ii)     ninety (90) days after such quarter end if the applicable quarter end is also Borrower’s fiscal year end (the “Recomputation Effective Date”). If a Compliance Certificate is not delivered when due in accordance with Section 8.3.3 in order for such computation to occur, then the rates in Level VI shall apply as of the first Business Day after the Recomputation Effective Date and shall remain in effect until the date on which such Compliance Certificate is delivered.

SECTION 3. REPRESENTATIONS AND WARRANTIES. The Loan Parties represent and warrant to the Administrative Agent and the Lenders as follows:

3.1

Authorization, Validity and Binding Effect. This Amendment has been duly authorized by all necessary corporate or limited liability action, as applicable, on the part of each Loan Party, has been duly executed and delivered by a duly authorized officer or officers of each Loan Party, and constitutes the legal, valid and binding agreement of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

3.2

Representations and Warranties True and Correct. The representations and warranties of the Loan Parties contained in the Credit Agreement, as amended hereby, are true and correct in all material respects (other than those representations and warranties which already are qualified by materiality, which representations and warranties shall be true and correct) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

3.3	No Event of Default. Immediately after giving effect to this Amendment, no Potential Default or an Event of Default has occurred and is continuing or exists.
3.4

No Material Adverse Change. As of the date hereof, no Material Adverse Change has occurred since the date of the last audited financial statements of the Borrower delivered to the Administrative Agent.

SECTION 4.  RATIFICATIONS.  Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

SECTION 5.  CONDITIONS PRECEDENT.  The amendments set forth in Section 2  above shall become effective as of the date first written above upon satisfaction of the following conditions:

(a)	this Amendment shall have been executed by the Loan Parties and each of the Lenders, and executed counterparts hereof shall have been delivered to the Administrative Agent;
(b)

a certificate dated as of the date of this Amendment and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate  as to: (i) the names of the Authorized Officers authorized to sign this Amendment and   their true signatures; and (ii) no change in the organizational documents of the Loan   Parties since last delivered to the Administrative Agent on the Closing Date; and

(c)	the Loan Parties shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent on or before the date hereof.

SECTION 6.  MISCELLANEOUS.

6.1	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Loan Party, the Administrative Agent, each Lender and their respective successors and assigns.
6.2

Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.3

Expenses. The Loan Parties agree to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

6.4

Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

6.5	Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflicts of laws.
6.6	Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
6.7

Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

6.8

Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

ADVANCED DRAINAGE SYSTEMS, INC.

By:/s/ D. Scott Barbour

Name: D. Scott Barbour

Title: President and Chief Executive Officer

GUARANTORS:

HANCOR HOLDING CORPORATION

By:/s/ Dean G. Bruno

Name: Dean G. Bruno

Title: Treasurer

HANCOR, INC.

By:/s/ Dean G. Bruno

Name: Dean G. Bruno

Title: Treasurer

STORMTECH LLC

By:/s/ Dean G. Bruno

Name: Dean G. Bruno

Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,

individually and as Administrative Agent

By:/s/ Douglas H. Klamforth

Name:Douglas H. Klamfoth

Title:Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A.

By:

Name:Mark A. Bomberger

Title:Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK

By:

Name:William J. Whitley

Title:Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:

Name:Gregg Bush

Title:Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BMO HARRIS BANK N.A.

By:

Name:John Dillon

Title:Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:

Name:Eric B. Bergeson

Title:Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING & TRUST COMPANY

By:

Name:Brian J. Blomere

Title:Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC BANK USA, N.A.

By:

Name:Brian M. Barns

Title:Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By:

Name:Roger D. Campbell

Title:Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:

Name:Ryan Benefiel

Title:Portfolio Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY

By:

Name:Mike Fornal

Title:Vice President